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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 7, 2003

                            ProAssurance Corporation
             (Exact name of registrant as specified in its charter)

        Delaware                    001-16533                63-1261433
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)

             100 Brookwood Place, Birmingham, Alabama         35209
              (Address of Principal Executive Office )      (Zip code)

       Registrant's telephone number, including area code: (205) 877-4400

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Item 7.  Financial Statements and Exhibits

         (c)    Exhibits filed with this report:

         NUMBER         EXHIBIT

         99.1 Copy of Registrant's press release, dated July 7, 2003, publicly announcing the closing of its private offering of convertible debentures.
         99.2 Indenture, dated July 7, 2003, by and between Registrant and SouthTrust Bank, as Trustee.
         99.3 Registration Rights Agreement, dated July 7, 2003, by and between Registrant and the Initial Purchasers named therein.

Item 9.  Results of Operations and Financial Condition

         The registrant has furnished this report to disclose for Regulation FD purposes its public announcement of the closing of its private offering of convertible debentures. A copy of the press release, dated July 7, 2003, is included as exhibit 99.1 to this Report. A copy of the indenture, dated July 7, 2003, between the registrant and SouthTrust Bank, as Trustee, is included as exhibit 99.2 to this Report. A copy of the registration rights agreement, dated July 7, 2003, by and between the registrant and the initial purchasers of the convertible debentures, is included as exhibit 99.3 to this Report.


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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 7, 2003


                                           PROASSURANCE CORPORATION




                                           By:  /s/ Howard H. Friedman
                                           --------------------------------
                                                    Howard H. Friedman
                                                    Chief Financial Officer


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